Exhibit 99.1




                            STOCK PURCHASE AGREEMENT



                                  by and among



                           POWER DEVELOPMENTS PTY LTD.

                                       and



                              WE SELL FOR YOU CORP.

                                       and

                    CERTAIN STOCKHOLDERS LISTED ON EXHIBIT A



                             As of December 30, 2008

                 STOCK PURCHASE AGREEMENT, dated as of December 30, 2008 by and among Power Developments Pty Ltd., an Australian corporation (hereinafter referred to as the "'Buyer"), We Sell For U Corp., a Florida corporation (the "Company"), and the stockholders listed on Exhibit A (the "Sellers").

                                   WITNESSETH:

         WHEREAS, Buyer desires to purchase (the "Purchase") in the aggregate 13,800,000 shares (the Shares") of common stock, par value $.0001 per share of the Company (the "Common Stock"), from the Sellers, including 12,000,000 shares of Common Stock owned by Edward T. Farmer (the "Principal Seller"), for an aggregate purchase price of $311,458 and the Sellers desire to sell the Shares to the Buyer, and/or its designees;

         WHEREAS, the Sellers (other than the Principal Seller) have executed special powers of attorney (the "Powers of Attorney") appointing the Principal Seller as their attorney in fact with the power to execute this Agreement on behalf of the Sellers, to deliver the Shares to the Buyer and to receive the Purchase Price therefore and to take any and all other actions and to execute any and all other documents and instruments that are necessary or desirable to carry out the terms of this Agreement;

         WHEREAS, the Company is a corporation subject to the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

         WHEREAS, the shares of Common Stock are eligible for quotation on the OTC Bulletin Board (the "OTCBB") under the symbol "WSFU;"

         WHEREAS, immediately following the closing of the Purchase, the outstanding securities of the Company shall be 14,400,000 shares of Common Stock consisting of (a) 13,800,000 shares of Common Stock owned by the Buyer, and (b) 600,000 shares of Common Stock owned by the Company's other stockholders.

         NOW, THEREFORE, in consideration of the promises and the mutual covenants, representations and warranties contained herein, the parties hereto do hereby agree as follows:

         1.       SALE OF SECURITIES, ETC.

                  1.1 Share Purchase. Subject to the terms and conditions of this Agreement, at the Closing (as defined in Section 2.1 below) to be held pursuant to Section 2 below, the Sellers shall sell, assign, transfer, convey and deliver to Buyer (and/or its designees), and Buyer (and/or its designees) shall purchase and acquire from the Sellers, good and marketable title to the Shares, free and clear of all mortgages, liens, encumbrances, claims, equities and obligations to other persons of every kind and character, except that the Shares will be "restricted securities" as defined in the Securities Act of 1933, as amended (the "Securities Act"). The aggregate purchase price for the Shares shall be $311,458, payable to the Sellers in the amounts set forth on Exhibit A (the "Purchase Price").

                  1.2 Post-Closing Capital Structure. Immediately following the Closing there shall be no outstanding securities of the Company except 14,400,000 shares of Common Stock consisting of (a) 13,800,000 owned by the Buyer; and (b) 600,000 shares of Common Stock owned by at least 25 other stockholders of the Company.

         2.       THE CLOSING

                  2.1 Place and Time. The closing of the sale and purchase of the Shares (the "Closing") shall take place at the offices of Phillips Nizer LLP, 666 Fifth Avenue, New York, N.Y. 10103 on such date (the "Closing Date") and time as the parties shall so agree. Except as agreed to by the parties, the Closing shall occur on or before December 31, 2008.

                  2.2 Deliveries by the Sellers. At the Closing, the Sellers shall deliver the following to Buyer:

                         (a)    Certificates representing the 13,800,000 Shares,
duly registered in the name of the Buyer and evidence of the cancellation of the certificates for the Shares that were previously registered in the names of the Sellers;

                         (b)    A certificate executed by the Principal Seller,
attesting to (i) the accuracy of the representations and warranties of the Sellers made in this Agreement, and (ii) acknowledging receipt of the $311,458; and

                         (c)    The original Powers of Attorney and all other
documents, instruments and writings required (or reasonably requested by the Buyer and/or its counsel), by this Agreement to be delivered by the Sellers at the Closing.

                  2.3 Deliveries by the Company. At the Closing, the Company shall deliver to the Buyer the following:

                         (a)    A certificate executed by the Company, attesting
to the accuracy of the representations and warranties of the Company made in this Agreement,

                         (b)    A certificate issued by the Florida Secretary of
State as to the good standing of the Company as of the date of the Closing;

                         (c)    A true and complete copy of the Articles of
Incorporation of the Company as in effect as of the date of the Closing, certified by the Secretary of State of Florida;

                         (d)    A true and correct copy of the By-Laws (as
amended) of the Company as in effect as of the date of the Closing, certified by the Secretary of the Company;

                         (e)    Board Resolutions authorizing all transactions
contemplated by this Agreement, including, without limitation with respect to the appointment of the officers and directors provided for in Section 7.7 below; and

                         (f)    The Company's original minute books containing
the resolutions and actions by written consent of the directors and stockholders of the Company and the Company's other original books and records, including the Company's financial and accounting records (including the Company's general ledger), all banking records and federal and state tax and other regulatory filings and filing codes (including SEC EDGAR filing codes) in whatever media they exist, including paper and electronic media.

                         (g)    Duly executed resignations of all of the
Company's officers and directors.

                         (h)    All other documents, instruments and writings
required by this Agreement to be delivered by the Company at the Closing, all of the Company's original books of account and record, and any other documents or records relating to the Company's business reasonably requested by Buyer in connection with this Agreement.

                  2.4 Deliveries by Buyer. At the Closing, the Buyer shall deliver the following to the Sellers and the Company:

                         (a)    The Purchase Price payable by wire transfer to
the account of the Sellers' counsel.

                         (b)    A certificate executed by the Buyer, attesting
to the accuracy of the representations and warranties of Buyer made in this Agreement.

         3.       REPRESENTATIONS AND WARRANTIES OF THE PRINCIPAL SELLER AND
THE COMPANY

                  The Principal Seller and the Company jointly and severally represent, warrant and covenant to and with Buyer, both as of the date of this Agreement and as of the date of Closing, as an inducement to Buyer to enter into this Agreement and to consummate the transaction contemplated hereby as follows:

                  3.1 Authorization of Agreement. The Company and the Sellers are fully able, authorized and empowered to execute and deliver this Agreement and any other agreement or instrument contemplated by this Agreement and to perform their respective covenants and agreements hereunder and thereunder. This Agreement and any such other agreement or instrument, upon execution and delivery by the Sellers and the Company (and assuming due execution and delivery hereof and thereof by the other parties hereto and thereto), will constitute a valid and legally binding obligation of the Sellers and the Company, in each case enforceable against each of them in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect creditors' rights generally and by legal and equitable limitations on the availability of specific performance and other equitable remedies against the Company and the Sellers under or by virtue of this Agreement or such other agreement or instrument. Each of the Sellers (other than the Principal Seller) has executed a Power of Attorney, substantially in the form attached hereto as Exhibit B and such Powers of Attorney are valid, binding and legally enforceable obligations of the Sellers that have not been modified or revoked and remain in full force and effect.

                  3.2 Ownership of the Shares. The Sellers are the record and beneficial owner of the Shares. The Sellers hold the Shares free and clear of any lien, pledge, encumbrance, charge, security interest, claim or right of another and have the absolute right to sell and transfer the Shares to the Buyer as provided in this Agreement without the consent of any other person or entity. Upon transfer of the Shares to Buyer hereunder, Buyer will acquire good and marketable title to the Shares free and clear of any lien, pledge, encumbrance, charge, security interest, claim or right of another.

                  3.3 No Breach. Neither the execution and delivery of this Agreement nor compliance by the Company and/or the Sellers with any of the provisions hereof nor the consummation of the transactions and actions contemplated hereby will:

                         (a)    violate or conflict with any provision of the
Articles of Incorporation or By-Laws of the Company;

                         (b)    violate or, alone or with notice of the passage
of time, result in the material breach or termination of, or otherwise give any contracting party the right to terminate, or declare a material default under, the terms of any agreement or other document or undertaking, oral or written to which the Sellers and/or the Company is a party or by which any of them or any of their respective properties or assets may be bound;

                         (c)    result in the creation of any lien, security
interest, charge or encumbrance upon any of the properties or assets of the Sellers and/or the Company pursuant to the terms of any such agreement or instrument;

                         (d)    violate any statute, ordinance, regulation
judgment, order, injunction, decree or award of any court or governmental or quasi governmental agency against, or binding upon the Sellers and/or the Company or upon any of their respective properties or assets; or

                         (e)    violate any law or regulation of any
jurisdiction relating to the Sellers and/or the Company or any of their respective assets or properties.

                  3.4 Obligations; Authorizations. Neither the Company nor the Sellers are (i) in violation of any judgment, order, injunction, award or decree which is binding on any of them or any of their assets, properties, operations or business which violation, by itself or in conjunction with any other such violation, would materially and adversely affect the consummation of the transaction contemplated hereby; or (ii) in violation of any law or regulation or any other requirement of any governmental body, court or arbitrator relating to him, her or it, or to his, her or its assets, operations or businesses which violation, by itself or in conjunction with other violations of any other law, regulation or other requirement, would materially adversely affect the consummation of the transaction contemplated hereby.

                  3.5 Consents. All requisite consents of third parties, including, but not limited to, governmental or other regulatory agencies, federal, state or municipal, required to be received by or on the part of the Company and the Sellers for the execution and delivery of this Agreement and the performance of their respective obligations hereunder have been obtained and are in full force and effect. The Company and the Sellers have fully complied with all conditions of such consents.

                  3.6 SEC Reports. The Company has filed in a timely manner with the Securities and Exchange Commission (the "SEC"), all reports required to be filed and is "current" in its reporting obligations. The Company has delivered to Buyer a true and correct copy of all filings made by the Company with the SEC since its inception (collectively, the "SEC Reports"). As of their respective dates, the SEC Reports comply in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder and none of the SEC Reports contained an untrue statement of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  3.7 Financial Statements. The financial statements (the "Financial Statements") of the Company included in the SEC Reports (including in each case the related notes thereto) (i) are in accordance with the books and records of the Company, (ii) are correct and complete in all material respects,
(iii) present fairly the financial position and results of operations of the Company as of the respective dates indicated (subject, in the case of unaudited statements, to normal, recurring adjustments, none of which were material) and
(iv) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis ("GAAP").

                  3.8 Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida and has full power and authority to own, lease and operate its properties and to carry on its business as now being and as heretofore conducted. The Company is not qualified or licensed to do business as a foreign corporation in any other jurisdiction and neither the location of its assets nor the nature of its business requires it to be so qualified.

                  3.9 Capitalization. The total authorized and issued capital stock of the Company as of the date of this Agreement is 100,000,000 authorized and 14,400,000 outstanding. There are no subscriptions, options, warrants, convertible or exchangeable securities or other rights' agreements or commitments (oral or otherwise) obligating the Company to issue any shares of its capital stock or other securities.

                  3.10 Articles of Incorporation, and By-Laws; Amendment to Charter Document. Annexed hereto as Exhibit 3.10 is a true and complete copy of the Articles of Incorporation and By-Laws of the Company as in effect on the date hereof, certified by the Secretary of the Company in the case of the By-Laws and by the Secretary of State of the State of Florida in the case of the Articles of Incorporation.

                  3.11 Officers and Directors. The Secretary's Certificate provided therewith identifies all of the current officers and directors of the Company.

                  3.12   Liabilities Etc.

                         (a)    The Company has filed all federal, state and
local tax returns which are required to be filed by it, through and including the date hereof and as of the Closing date, including, but not limited to, its Federal Income Tax Returns and Florida Franchise Tax Returns and all taxes shown to be due thereon (together with any applicable penalties and interest) have been paid. The Company has not incurred any liability for taxes except in the ordinary course of business. The Company has paid or provided adequate reserves for all taxes which have become due for all periods prior to the date of this Agreement or pursuant to any assessments received by it or which the Company is obligated to withhold from amounts owing to any employee, creditor or other third party as at or with respect to any period prior to the date of this Agreement. The federal Income tax Returns of the Company have never been audited by the Internal Revenue Service. The Company has not waived any statute of limitations in respect of taxes, nor agreed to any extension of time with respect to a tax assessment or deficiency.

                         (b)    On the date hereof and as of the Closing date,
there are no liabilities, debts or obligations of the Company, whether accrued, absolute, contingent or otherwise (the "Liabilities") that are not reflected in the Financial Statements, except as incurred in the ordinary course of business and not exceeding $5,000 in the aggregate.

                  3.13 Adverse Developments. Since December 31, 2007, there has been no material adverse change in the business, operations or condition (financial or otherwise) of the Company; nor has there been since such date, any damage, destruction or loss, whether covered by insurance or not, materially or adversely affecting the business, properties or operations of the Company.

                  3.14 Actions and Proceedings. Neither the Sellers nor the Company is a subject to any outstanding orders, writs, injunctions or decrees of any court or arbitration tribunal or any governmental department, commission, board, agency or instrumentality, domestic or foreign, against, involving or affecting the business, properties or employees of the Company or the Seller' right to enter into, execute and perform this Agreement (or any of the transactions contemplated hereby). There are no actions, suits, claims or legal, administrative or arbitration proceedings or investigations, including any warranty or product liability claims (whether or not the defense thereof or liabilities in respect thereof are covered by policies of insurance) relating to or arising out of the business, properties or employees of the Company pending or, to the best knowledge of the Company and the Sellers, threatened against or affecting the Company.

                  3.15 Compliance with Laws. The Company has complied in all material respects with all laws, ordinances, regulations and orders applicable to the conduct of its business, including all laws relating to environmental matters, employees and working conditions.

                  3.16   Bank Accounts and Credit Cards. Except as set forth on
Exhibit 3.17 hereto, as of the date hereof, the Company does not have any bank account, safe deposit box or credit or charge cards.

                  3.17   Stockholders. Attached hereto as Exhibit 3.18 is a
current   stockholder  list  as  provided  by  the  Company's   transfer  agent.
Immediately following the Closing, the Company shall continue to have at least 25 stockholders other than the Buyer.

                  3.18 Capitalization; No Preemptive Rights, Etc. As of the date of this Agreement, the Company has authorized 100,000,000 shares of Common Stock. All of the issued and outstanding shares of Common Stock are duly authorized and validly issued and outstanding, fully paid and non-assessable. There are no pre-emptive rights (or other similar rights, including any rights of first refusal) outstanding relating to the Shares.

                  3.19 Subsidiaries. There are no corporations, partnerships or other business entities controlled by the Company. As used herein, "controlled by" means (i) the ownership of not less than fifty (50%) percent of the voting securities or other interests of a corporation, partnership or other business entity, or (ii) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a corporation, partnership or other business entity, whether through the ownership of voting shares, by contract or otherwise. The Company has not made any investments in, nor does it own, any of the capital stock of, or any other proprietary interest in, any other corporation, partnership or other business entity.

                  3.20 Environmental. As used in this Agreement, the term "Hazardous Materials" shall mean any waste material which is regulated by any state or local governmental authority in the states in which the Company conducts business, or the United States Government, including, but not limited to, any material or substance which is (i) defined as "hazardous waste," "hazardous material," "hazardous substance," "extremely hazardous waste" or "restricted hazardous waste" under any provision of Florida law, (ii) petroleum,
(iii) asbestos, (iv) designated as a "hazardous substance" pursuant to Section 311 of the Clean Water Act, 33 U.S.C. 1251 et seq. (33 U.S.C. 1321) or listed pursuant to Section 307 of the Clean Water Act (33 U.S.C. 1317), (v) defined as a "hazardous waste" pursuant to Section 1004 of the Resource Conservation and Recovery Act, 42 U.S.C. 6901 et seq. (42 U.S.C. 6901), or (vi) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. 9601 et seq. (42 U.S.C.
9601). The current operations of the Company and its current and, to the best of its knowledge, its past use comply and then complied in all material respects with all applicable laws and governmental regulations including all applicable federal, state and local laws, ordinances, and regulations pertained to air and water quality. Hazardous Materials, waste, disposal or other environmental matters, including the Clean Water Act, the Clean Air Act, the Federal Water Pollution Control Act, the Solid Waste Disposal Act, the Resource Conservation Recovery Act, and the statutes, rules and regulations and ordinances or the state, city and country in which the Company's property is located.

                  3.21 Litigation, Compliance with Law. There are no actions, suits, proceedings, or governmental investigations (or any investigation of any self-regulatory organization) relating to the Company or to any of its properties, assets or businesses pending or, to the best of its knowledge, threatened, or any order, injunction, award or decree outstanding against the Company or against or relating to any of its properties, assets or businesses. The Company is not in violation of any law, regulation, ordinance, order, injunction, decree, award or other requirements of any governmental body, court or arbitrator relating to its properties, assets or business.

                  3.22 Agreements and Obligations; Performance. Other than pursuant to this Agreement and the agreements and other relationships listed on
Exhibit 3.23 attached hereto, the Company is not a party to, or bound by any:
(i) contract, arrangements, commitment or understanding which involves aggregate payments or receipts in excess of $1,000; (ii) contractual obligation or contractual liability of any kind to any Company stockholder; (iii) contract, arrangement, commitment or understanding with its customers or any officer, employee, stockholder, director, representative or agent thereof for the repurchase of products, sharing of fees, the rebating of charges to such customers, bribes, kickbacks from such customers or other similar arrangements;
(iv) contract for the purchase or sale of any materials, products or supplies which contain, or which commits or will commit it for a fixed term; (v) contract of employment with any officer or employee not terminable at will without penalty or premium or any continuing obligation of liability; (vi) deferred compensation, bonus or incentive plan or agreement not cancelable at will without penalty or premium or any continuing obligation or liability: (vii) management or consulting agreement not terminable at will without penalty or premium or any continuing obligation or liability; (viii) lease for real or personal property (including borrowings thereon), license or royalty agreement;
(ix) union or other collective bargaining agreement; (x) agreement, commitment or understanding relating to the indebtedness for borrowed money; (xi) contract involving aggregate payments or receipts of $1,000 or more which, by its terms, requires the consent of any party thereto to the consummation of the transactions contemplated hereby; (xii) contract containing covenants limiting the freedom of the Company to engage or compete in any line of business or with any person in any geographic area; (xiii) contract or opinion relating to the acquisition or sale of any business; (xiv) voting trust agreement or similar stockholders' agreement; and/or (xiv) other contract, agreement, commitment or understanding which materially affects any of its properties, assets or business, whether directly or indirectly, or which was entered into other than in the ordinary course of business.

                  3.23 Permits and Licenses. The Company is in compliance in all material respects with all requirements, standards and procedures of the federal, state, local and foreign governmental bodies which issued such permits, licenses, orders, franchises and approvals.

                  3.24 Employee Benefit Plans. The Company does not maintain and is not required to make contributions to any "pension" and "welfare" benefit plans (within the respective meanings of Sections 4(2) and 4(1) of the Employee Retirement Income Security Act of 1974, as amended).

                  3.25 Trading. The shares of Common Stock are quoted on the OTCBB under the symbol "WSFU." The Company has not received any correspondence and/or notice (nor has any reason to believe it will in the future receive) regarding the continued eligibility of the Common Stock to be quoted on the OTCBB.

                  3.26 Insurance. The Company has no insurance policies. The Company does provide health insurance for its sole employee.

                  3.27   Sarbanes-Oxley

                  The Company (i) makes and keeps accurate books and records and
(ii) maintain and has maintained effective internal control over financial reporting as defined in Rule 13a-15 under the Securities Exchange Act of 1934, as mended (the "Exchange Act") and a system of internal accounting controls sufficient to provide reasonable assurance that (A) transactions are executed in accordance with management's general or specific authorization, (B) transactions are recorded as necessary to permit preparation of the Company's financial statements in conformity with accounting principles generally accepted in the United States and to maintain accountability for its assets, (C) access to the Company's assets is permitted only in accordance with management's general or specific authorization and (D) the recorded accountability for the Company's assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  The Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the Exchange Act),
(ii) such disclosure controls and procedures are designed to ensure that the information required to be disclosed by the Company in the reports it will file or submit under the Exchange Act is accumulated and communicated to management of the Company, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure to be made and (iii) such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established.

                  Since December 31, 2007, (i) the Company has not been advised of (A) any significant deficiencies in the design or operation of internal controls that could adversely affect the ability of the Company and each of its subsidiaries to record, process, summarize and report financial data, or any material weaknesses in internal controls and (B) any fraud, whether or not material, that involves management or other employees who have a significant role in the internal controls of the Company and each of its subsidiaries, and
(ii) since that date, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

                  There is and has been no failure on the part of the Company and any of the Company's directors or officers, in their capacities as such, to comply with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

                  3.27 Disclosure. Neither this Agreement, nor any certificate, exhibit, or other written document or statement, furnished to the Buyer by the Sellers and/or the Company in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.

         4.       REPRESENTATIONS AND WARRANTIES OF BUYER

                  Buyer represents and warrants to the Company and the Sellers, both as of the date of this Agreement and as of the date of the Closing, as follows:

                  4.1 Authorization of Agreement. The Buyer is fully able, authorized and empowered to execute and deliver this Agreement, and any other agreement or instrument contemplated by this Agreement, and to perform his, her or its obligations contemplated hereby and thereby. This Agreement, and any such other agreement or instrument, upon execution and delivery by Buyer (and assuming due execution and delivery hereof and thereof by the other parties hereto and thereto), will constitute the legal, valid and binding obligation of each of the Buyer, in each case enforceable against each of them in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws from time to time in effect which affect creditors' rights generally and by legal and equitable limitations on the availability of specific performance and other equitable remedies against the Buyer under or by virtue of this Agreement or such other agreement or instrument.

                  4.2 No Buyer Defaults. Neither the execution and delivery of this Agreement, nor the consummation of the transaction contemplated hereby, will (i) violate, conflict with or result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default under the terms of, any mortgage, bond, indenture or material agreement to which the Buyer is a party or by which the Buyer or any of their property or assets may be bound or materially affected, (ii) violate any judgment, order, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, the Buyer or upon the property of the Buyer, or (iii) constitute a violation by the Buyer of any applicable law or regulation of any jurisdiction as such law or regulation relates to Buyer or to the property of the Buyer.

                  4.3 No Litigation, Etc. There is no material suit, action, or legal, administrative, arbitration or other proceeding or governmental investigation pending or, to Buyer's best knowledge, threatened against, materially affecting or which will materially affect, the property of the Buyer.

                  4.4 Investment Intent. The Buyer is acquiring the securities being purchased pursuant to this Agreement for its own account and for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part of the Shares except in compliance with all applicable provisions of the Securities Act, the rules and regulations promulgated by the SEC thereunder, and applicable state securities laws.

                  4.5 Legend. The Buyer understands that all certificates representing securities of the Company received by it pursuant to this Agreement shall bear the following legend, or one substantially similar thereto:

                  "The securities represented by this certificate have not been registered under the Securities Act of 1933. The shares have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for those shares under the Securities Act of 1933, as amended, or an opinion satisfactory to the Company's counsel that registration is not required under said Act."

         5.       PRE-CLOSING COVENANTS AND AGREEMENTS OF THE PARTIES.

                  The Sellers and the Company and the Buyer (as to covenants they expressly are providing below in this Section 5 hereby covenant and agree that, from the date hereof and until the Closing:

                  5.1 Access. The Company (and its subsidiaries) shall afford to the officers, attorneys, accountants and other authorized representatives of the Buyer free and full access, during regular business hours and upon reasonable notice, to the Company's books, records, personnel and properties (including, without limitation, the work papers prepared by its auditors) so that the Buyer may have full opportunity to make such review, examination and investigation as it may desire of the Company's business and affairs. The Company will cause its employees, accountants and attorneys to cooperate fully with said review, examination and investigation and to make full disclosure to the Buyer of all material facts affecting the Company's financial conditions and business operations.

                  5.2 Conduct of Business. The Company shall each conduct its business only in the ordinary and usual course and make no material change thereto.

                  5.3 Liabilities. Neither the Company shall incur any obligation or liability, absolute and continent, except as in the ordinary course of its business.

                  5.4 No Breach. Each of the parties hereto will (i) use its best efforts to assure that all of its respective representations and warrants contained herein are true in all material respects at and as of the date hereof, and as of the Closing no breach shall occur with respect to any of the parties' covenants, representations or warranties contained herein that has not been cured by the Closing; (ii) not voluntarily take any action or do anything which will cause a material breach of or default respecting such covenants, representations or warranties; and (iii) promptly notify the other of any event or fact which represents a breach or default.

                  5.5 Other SEC/FINRA Filings. The Company shall file with the SEC and the FINRA (if required) all required forms and disclosure items in a timely manner (which forms and disclosure items must be approved by legal counsel to the Company and the Buyer prior to filing and/or disclosure) required and/or relating to this Agreement or otherwise.

                  5.6 Public Announcements. No party hereunder shall, without the express prior written consent of the Company and the Buyer make any announcement or otherwise disclose any information regarding this Agreement and/or the transactions contemplated hereby other than as required by law or otherwise deemed advisable in counsel's opinion to ensure compliance with public disclosure requirements under the federal securities laws; provided, however, that the parties hereto agree that the Company, following the closing of the Purchase, shall file a Current Report on Form 8-K with the SEC in the period proscribed by applicable law.

                  5.7 Brokers. Each of the Company and the Sellers on the one hand, and the Buyer on the other hand represent and warrant to the other that neither has employed any broker, finder or similar agent and no person or entity with which each has had any dealings or communications of any kind is entitled to any brokerage, finder's or placement fee or any similar compensation in connection with this Agreement or the transaction contemplated hereby.

                  5.8 Expenses. Each of the parties hereto agrees to bear its own expenses in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transaction contemplated hereby.

                  5.9 Further Assurances. Each of the parties shall execute such documents or other papers and take such further actions as may be reasonably required or desirable to carry out the provisions hereof and the transactions contemplated in this Agreement.

         6.       NATURE AND SURVIVAL OF REPRESENTATIONS AND WARRANTIES.

                  6.1 Nature of Statements. All statements contained in any Exhibit, certificate or other instruments delivered by or on behalf of any party hereto pursuant to this Agreement, shall be deemed representations and warranties by such party.

                  6.2    Survival of Representations and Warranties. Regardless
of any investigation at any time made by or on behalf of any party hereto or of any information any party may have in respect thereof, all covenants, agreements, representations and warranties made hereunder or pursuant hereto or in connection with the transaction contemplated hereby shall survive the Closing and continue in effect through the third anniversary of the Closing except that the representations and warranties set forth in Section 3.2 (with respect to environmental law only) shall continue in effect until the expiration of the applicable statute of limitations, and the agreements of indemnity for claims set forth in Sections 9 and 10 shall survive the Closing and continue in effect for the period during which such claims are enforceable.

         7.       CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE BUYER

                  The obligations of the Buyer to effectuate the Closing is subject to the fulfillment, prior to the date of Closing, of each of the following conditions (any one or more of which may be waived by the Buyer unless such condition is a requirement of law).

                  7.1 Representations and Warranties. All representations and warranties of the Company and the Sellers contained in this Agreement and in any written statement, Exhibit or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct in all material respects as of the date hereof and as of the Closing Date.

                  7.2 Covenants. The Company and the Sellers shall have performed and complied in all material respects with all covenants and other agreements required by (or contained in) this Agreement to be performed or complied with or by them prior to or at the Closing Date.

                  7.3 No Actions. No action, suit, proceeding or investigation shall have been instituted against the Sellers or the Company, and be continuing before a court or before or by a governmental body or agency, and be unresolved, to restrain or to prevent or to obtain damages in respect of, the carrying out of the transactions contemplated hereby or which might materially and adversely affect the rights of the Buyer to consummate the transactions contemplated hereby.

                  7.4 Approvals. The Sellers and the Company shall have obtained all approvals and consents to consummate this Agreement and the transactions to be consummated at or immediately following the Closing, in accordance with all applicable laws, rules and regulations.

                  7.5 Due Diligence. The Buyer shall have completed to its sole satisfaction its due diligence of the Company, the Sellers and all other items it deems necessary and/or advisable, and shall be satisfied with the results thereof.

                  7.6 Closing Documents. The Buyer shall receive all of the documents (executed where applicable) set forth in Section 2.2 and Section 2.3 of this Agreement, which documents shall be in form and substance reasonably satisfactory to Buyer and its legal counsel.

                  7.7 Resignation of Officers and Directors. Effective on the Closing Date, all officers and directors of the Company shall have resigned as officers and directors of the Company and they shall have appointed Mr. Joseph Gutnick as the President, Chief Executive Officer and sole director of the Company and Mr. Peter Lee as the Chief Financial Officer and Secretary of the Company.

                  7.8 Amendment of By-laws. The By-laws of the Company shall have been amended prior to the Closing Date to expressly elect that the Company shall not be subject to Florida Business Corporation Act Section 607.0901 (Affiliated Transactions) and the amendment shall be approved by the vote of the holders of a majority of the outstanding shares of Common Stock, excluding shares owned by the Principal Seller.

         8. CONDITIONS PRECEDENT TO THE OBLIGATION TO THE COMPANY AND THE SELLERS TO CLOSE

                  The obligations of the Company and the Sellers to effectuate the Closing is subject to the fulfillment, prior to the date of Closing, of each of the following conditions (any one or more of which may be waived by the Buyer unless such condition is a requirement of law).

                  8.1 Representations and Warranties. All representations and warranties of the Buyer contained in this Agreement and in any written statement, Exhibit or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby shall be true and correct in all material respects as of the date hereof. and as of the Closing Date.

                  8.2 Covenants. The Buyer shall have performed and complied in all material respects with all covenants and other agreements required by (or contained in) this Agreement to be performed or complied with by it prior to or at the Closing.

                  8.3 No Actions. No action, suit, proceeding or investigation shall have been instituted against the Buyer, and be continuing before a court or before or by a governmental body or agency, and be unresolved, to restrain or to prevent or to obtain damages in respect of, the carrying out of the transactions contemplated hereby, or which might materially and adversely affect the rights of the Sellers and the Company to consummate the transactions contemplated hereby.

                  8.4 Approvals. The Buyer shall have obtained all required consents and approvals to this Agreement and the transactions to be consummated at or immediately following the Closing, in accordance with all applicable laws, rules and regulations.

                  8.5 Closing Documents. The Sellers and/or the Company shall receive all of the documents set forth in Section 2.4 of this Agreement, which documents shall be in form and substance reasonably satisfactory to such parties and their legal counsel.

         9.       INDEMNIFICATION BY THE COMPANY AND THE PRINCIPAL SELLER

                  9.1    Claims Against the Company and the Principal Seller.

                         (a)    The Company and the Principal Seller, jointly
and severally, shall indemnify and hold the Buyer harmless from and against any loss, damage or expense (including reasonable attorneys' fees) caused by or arising out of any claim made against the Company:

                                (i)    for any broker's or finder's fee or any
similar fee, charge or commission incurred by the Company and/or the Sellers prior to or in connection with this Agreement or the transaction contemplated hereby;

                                (ii)   for any foreign, Federal, state or local
tax of any kind arising out of or by reason of the existence or operations of the Company and/or the Sellers prior to the Closing, including, without limitation, any payroll taxes owed by the Company on account of compensation paid to any employee of the Company prior to such date;

                                (iii)  in respect of any salary, bonus, wages or
other compensation of any kind owed by the Company to its employees for services rendered on or prior to the Closing;

                                (iv) for any damages to the environment caused
by or arising out of any pollution resulting from or otherwise attributable to the operation of the business of the Company prior to the Closing;

                                (v) in respect of any payable of the Company
incurred prior to the Closing;

                                (vi)   in respect of any liability or
indebtedness for borrowed money or otherwise incurred on or before the Closing, including, without limitation, with respect to the execution and performance of this Agreement; and

                                (vii)  for expenses required to be borne by the
Company and/or the Sellers under the provisions of this Agreement.

                         (b)    Other Matters. The Company and the Principal
Seller, jointly and severally, shall also indemnify and hold the Buyer harmless from and against any loss, damage or expense (including reasonable attorneys' fees) caused by or arising out of (i) any breach or default in the performance by the Company and the Sellers of any covenant or agreement of the Company and the Sellers contained in this Agreement, (ii) any breach of warranty or inaccurate or erroneous representation made by the Company and the Sellers herein or in any Exhibit, certificate or other instrument delivered by or on behalf of the Company and the Sellers pursuant hereto, and (iii) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to any of the foregoing.

         10.      THE INDEMNIFICATION BY BUYER.

                  The Buyer shall indemnify and hold harmless the Sellers from and against all loss, damage or expense (including reasonable attorneys' fees) caused by or arising out of (i) any breach or default in the performance by the Buyer of any covenant or agreement of the Buyer contained in this Agreement,
(ii) any breach of warranty or inaccurate or erroneous representation made by the Buyer herein or in any certificate or other instrument delivered by or on behalf of the Buyer pursuant hereto and (iii) any and all actions, suits, proceedings, claims, demands, judgments, costs and expenses (including reasonable legal and accounting fees) incident to the foregoing.

         11.      NOTICE AND OPPORTUNITY TO DEFEND

                  Promptly after the receipt by Buyer or the Company and/or the Sellers of notice of any action, proceeding, claim or potential claim (any of which is hereinafter individually referred to as a "Circumstance") which could give rise to a right to indemnification under this Agreement, such party (the "Indemnified Party") shall give prompt written notice to the party or parties who may become obligated to provide indemnification hereunder (the "Indemnifying Party"). Such notice shall specify in reasonable detail the basis and amount, if ascertainable, of any claim that would be based upon the Circumstance. The failure to give such notice promptly shall relieve the Indemnifying Party of its indemnification obligations under this Agreement, unless the Indemnified Party establishes that the Indemnifying Party either had knowledge of the Circumstance or was not prejudiced by the failure to give notice of the Circumstance. The Indemnifying Party shall have the right, at its option, to compromise or defend the claim, at its own expense and by its own counsel, and otherwise control any such matter involving the asserted liability of the Indemnified Party, provided that any such compromise or control shall be subject to obtaining the prior written consent of the Indemnified Party which shall not be unreasonably withheld. An Indemnifying Party shall not be liable for any costs of settlement incurred without the written consent of the Indemnifying Party. If any Indemnifying Party undertakes to compromise or defend any asserted liability, it shall promptly notify the Indemnified Party of its intention to do so, and the Indemnified Party agrees to cooperate fully with the Indemnifying Party and its counsel in the compromise of or defense against any such asserted liability. All costs and expenses incurred in connection with such cooperation shall be borne by the Indemnifying Party, provided such costs and expenses have been previously approved by the Indemnifying Party. In any event, the Indemnified Party shall have the right at its own expense to participate in the defense of an asserted liability.

         12.      MISCELLANEOUS

                  12.1 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors and assigns. No assignment of this Agreement or of any rights hereunder shall relieve the assigning party of any of its obligations or liabilities hereunder; provided, however, Buyer may assign the securities it receives pursuant to this Agreement.

                  12.2 Notices. All notices or other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, overnight courier, facsimile transmission or prepaid cable or telegram and confirmed in writing, or mailed first class, postage prepaid, by registered or certified mail, return receipt requested (mailed notices and notices sent by facsimile transmission, cable or telegram shall be deemed to have been given on the date sent) as follows:


                  If to the Sellers, to the Principal Seller at the address set forth on Exhibit A, and if to the Company, as follows:

                  We Sell For U Corp.
                  5364 Davini Street
                  Sarasota, FL 34238
                  Attn. Edward T. Farmer

                  With a copy to:

                  Schneider Weinberger & Beilly LLP
                  2200 N. W. Corporate Blvd. Suite 210
                  Boca Raton, FL 33431
                  Attn. James Schneider, Esq.



                  If to the Buyer, as follows:

                  Power Developments Pty Ltd.
                  Level 8, 580 St. Kilda Road
                  Melbourne, Victoria 3004 Australia
                  Attn:  Joseph Gutnick

                  With a copy to:

                  Phillips Nizer LLP
                  666 Fifth Avenue
                  New York, NY 10103
                  Attn. Brian Brodrick, Esq.

or in any case to such other address or addresses as hereafter shall be furnished as provided in this Section 12.2 by either of the parties hereto to the other party hereto.

                  12.3 Waiver: Remedies. No delay on the part of any of the Sellers, the Company or Buyer in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of the Sellers, the Company or Buyer of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity.

                  12.4 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements or understandings (in writing, oral or otherwise) of the parties relating thereto.

                  12.5 Amendment. This Agreement may be modified or amended only by written agreement of the parties hereto.

                  12.6 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute a single instrument.

                  12.7 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby expressly and irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to, arising out of or under this Agreement, shall be brought solely and exclusively in a federal or state court located in the City of New York. By its execution hereof, the parties hereby expressly covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in the City of New York. The parties hereto expressly and irrevocably waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements in an amount judicially determined.

                  12.8 Captions. All Section titles or captions contained in this Agreement, in any Exhibit referred to herein or in any Exhibit annexed hereto are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

                  12.9 Confidential Information. Each party agrees that such party and its representatives will hold in strict confidence all information and documents received from the other parties and, if the transactions herein contemplated shall not be consummated, each party will continue to hold such information and documents in strict confidence and will return to such other party all such documents (including the documents annexed to this Agreement) then in such receiving party's possession without retaining copies thereof, provided, however, that each party's obligations under this Section 12.9 to maintain such confidentiality shall not apply to any information or documents that are in the public domain at the time furnished by the others or that become in the public domain thereafter through any means other than as a result of any act of the receiving party or of its agents, officers, directors or stockholders which constitutes a breach of this Agreement, or that are required by applicable law to be disclosed.

         13.      TERMINATION AND WAIVER.

                  13.1 Termination. Notwithstanding anything herein or elsewhere to the contrary; this Agreement may be terminated and the transactions provided for herein abandoned at any time prior to the Closing as follows:

                         (a)    By mutual written consent of the Buyer, Company
and the Sellers; or

                         (b)    By the Company, the Sellers or the Buyer on
January 31, 2009, if the Closing does not occur prior to such date (unless extended by the parties or unless the failure to close is the result of the actions of the Company or the Sellers, in which case, Buyer shall have the option of terminating this Agreement on such date).

                  13.2 Waiver. Any condition to the performance of any party hereto which legally may be waived on or prior to the Closing may be waived at any time by the party entitled to the benefit thereof by action taken or authorized by an instrument in writing executed by the relevant party or parties. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right of such party at a later time to enforce the same. No waiver by any party of the breach of any term, covenant, representation or warranty contained in this Agreement as a condition to such party's obligations hereunder shall release or affect any liability resulting from such breach, and no waiver of any nature, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or of any breach of any other term, covenant, representation or warranty of this Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered on the day and year first above written.


                               WE SELL FOR U CORP.


                               By:      /s/ Edward T. Farmer
                                   ---------------------------------------------
                                        Edward T. Farmer


                               BUYER:

                               POWER DEVELOPMENTS PTY LTD.


                                        /s/ Joseph Gutnick
                               -------------------------------------------------
                                        Joseph Gutnick, Director


                               SELLERS:


                                        /s/ Edward T. Farmer
                               -------------------------------------------------
                                        Edward T. Farmer, individually and as
                               attorney-in-fact for the Sellers listed on
                               Exhibit A

                                                                      Exhibit A
                                                                      ---------

                               WE SELL FOR U CORP.


                                   SCHEDULE A


Shares sold to Power Developments Pty Ltd.


12,000,000 from                  Edward T. Farmer
 1,800,000                       24 current shareholders sold 75,000 shares each
================================================================================
13,800,000 shares

                                                                      Exhibit B
                                                                      ---------

                                Power of Attorney


                            SPECIAL POWER OF ATTORNEY


         The undersigned, ______________________, residing at
________________________ ________________________________________, constitutes and appoints Edward T. Farmer ("Farmer"), the undersigned's true and lawful attorney-in-fact to:

         (1) execute for and on behalf of the undersigned, in the undersigned's capacity as a shareholder of We Sell For U Corp. (the "Company") a Stock Purchase Agreement (the "Agreement") between a purchaser to be designated in the Agreement and the shareholders of the Company as described in the Agreement and any and all related undertakings, certificates and other documents required or contemplated by the Agreement;

         (2) execute any and all documents and perform any and all acts related to the disbursal of funds to the stockholders as contemplated by the Agreement;

         (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Special Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion; and

         (4) execute on behalf of the undersigned an amendment to the By-Laws of the Company negating application of Florida BCA Section 607.0901 regarding Affiliated Transactions.

         The undersigned grants to such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

         This Special Power of Attorney shall remain in force and effect until February 28, 2009 with such additional extensions not to exceed a total of sixty
(60) days as determined by Farmer as may be necessary or appropriate in order to effectuate the Agreement.

         IN WITNESS WHEREOF, the undersigned has caused this Special Power of Attorney to be executed this _______________ day of ____________________ 200__.



                                  ----------------------------------------------

                                  Print Name:
                                             -----------------------------------

STATE OF                                             )
                                                     ) SS
COUNTY OF                                            )


         The foregoing instrument was acknowledged before me this ______________ day of _____________________ 200__ by _________________________________, who is
personally known to me or who has produced _________________________________ as identification and who did/did not take an oath.


                                  NOTARY PUBLIC:




                                  ----------------------------------------------

                                  Print Name:
                                             -----------------------------------
                                  State of                       at Large (Seal)
                                          -----------------------
                                  My Commission Expires:
                                                        ------------------------